QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2001

Earl Scheib, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4822	95-1759002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8737 Wilshire Boulevard Beverly Hills, California	90211
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (310) 652-4880

ITEM 5.  OTHER EVENTS.

From and after the effective date, the address of Registrant's principal executive offices shall be:

  15206 Ventura Boulevard
  Sherman Oaks, California 91403

In addition, from and after the effective date, the telephone number of Registrant, including area code, shall be:

  (818) 981-9992

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARL SCHEIB, INC. (Registrant)

Christian K. Bement, Chief Executive Officer and President

Dated: November 5, 2001

QuickLinks

FORM 8-K
ITEM 5. OTHER EVENTS.
SIGNATURES